EXHIBIT (10)(a)

                               Consent of Counsel


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[Letterhead of Sutherland, Asbill & Brennan]


April 29, 1997

The Life Insurance Company of Virginia
6610 West Broad Street
Richmond, VA  23230

        RE: Life of Virginia Separate Account 4
        ---------------------------------------

Gentlemen:

        We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 filed by Life of Virginia Separate Account 4 for certain variable annuity policies (File No. 33-76336). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Very truly yours,

SUTHERLAND, ASBILL & BRENNAN, L.L.P.




By:  /s/STEPHEN E. ROTH
--------------------------
     Stephen E. Roth